UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2023

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 16, 2023, the Board of Directors (the “Board”) of Lyft, Inc. (the “Company”) appointed Betsey Stevenson to serve as a member of the Board, effective immediately. She will serve as a Class III director with a term of office expiring at the Company’s 2025 Annual Meeting of Stockholders. Ms. Stevenson has also been appointed as a member of the Nominating and Corporate Governance Committee of the Board, effective November 16, 2023.
Ms. Stevenson has served as a Professor of Economics and Public Policy at the University of Michigan Gerald R. Ford School of Public Policy since September 2019. From September 2012 to September 2019, she was an Associate Professor of Public Policy and Economics with tenure. From July 2013 to August 2015, Ms. Stevenson served as a Member on the Council of Economic Advisers for The White House. Prior to The White House, Ms. Stevenson served as the Chief Economist for the U.S. Department of Labor, and as an Assistant Professor at the University of Pennsylvania Wharton School. Ms. Stevenson is the co-author of several economics textbooks published by Macmillan Learning. She is a columnist for Bloomberg and a frequent speaker on the economy. Ms. Stevenson holds a B.A. in Economics and Mathematics from Wellesley College and an M.A. and Ph.D. in Economics from Harvard University.
Ms. Stevenson was selected to serve on the Board because of her significant experience in economics and public policy.
There are no arrangements or understandings between Ms. Stevenson and any other person pursuant to which Ms. Stevenson was appointed to serve on the Board. There are no family relationships between Ms. Stevenson and any other director or executive officer of the Company. There have been no transactions between Ms. Stevenson and the Company since the beginning of the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.
Ms. Stevenson will receive the standard compensation available to the Company’s non-employee directors, which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on May 1, 2023. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Ms. Stevenson, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-229996) filed with the SEC on March 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	November 16, 2023	/s/ Kristin Sverchek
Kristin Sverchek
President